                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12


                      Remington Oil and Gas Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

REMINGTON OIL AND GAS
CORPORATION

Proxy Statement and
Notice of Annual Meeting

Meeting Date May 27, 2003

LETTER TO OUR STOCKHOLDERS

To Our Stockholders:

      I cordially invite all of our Stockholders to the Park Cities Hilton at 9:00 a.m. on May 27, 2003, for our Annual Meeting. This proxy statement and proxy card are sent to you in connection with the Annual Meeting. Also enclosed is a copy of our annual report.

      Please vote as soon as possible. We look forward to seeing you at the Annual Meeting.

                                            Sincerely,

                                            /s/ JAMES A. WATT
                                            James A. Watt
                                            President and Chief Executive
                                            Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS-
MAY 27, 2003

TIME

9:00 a.m. CDT, on Tuesday, May 27, 2003

PLACE

Park Cities Hilton
5954 Luther Lane
Dallas, Texas

BUSINESS

(1) Elect a Board of Directors of 7 members, and
(2) Transact all other business that may properly come before the meeting.

DOCUMENTS

The Proxy Statement, proxy card, and Remington Oil and Gas Corporation's 2002 Annual Report are included in this mailing.

RECORD DATE

Stockholders owning common stock of the Company at the close of business on April 16, 2003, are entitled to vote at the Annual Meeting.

VOTING

Even if you plan to attend the meeting in person, please provide us your voting instructions by marking, signing and dating the proxy card and returning it in the enclosed postage-paid envelope.

BY ORDER OF THE
BOARD OF DIRECTORS -- March 21, 2003

/S/ J. BURKE ASHER

J. Burke Asher
Secretary

TABLE OF CONTENTS


Questions and Answers.......................................      1
Proposal....................................................      3
Corporate Governance -- Our Directors and Officers..........      4
Corporate Governance -- Board Compensation and Committees...     10
Independent Public Accountants..............................     12
Audit Committee Report......................................     13
Audit Committee Charter.....................................     14
Executive Compensation......................................     20
Stock Option Plans..........................................     21
Pension Plans...............................................     23
Change in Control Arrangements and Employment Contracts.....     25
Board Compensation Committee Report on Executive
  Compensation..............................................     27
Performance Graph...........................................     29
Security Ownership of Certain Beneficial Owners and
  Management -- Ownership of Certain Beneficial Owners......     30
Security Ownership of Certain Beneficial Owners and
  Management -- Ownership of Management.....................     30
Certain Relationships and Related Transactions..............     32

                                       (i)

QUESTIONS AND ANSWERS

Q: WHY AM I RECEIVING THIS PROXY STATEMENT AND CARD?
A: The Board of Directors of Remington Oil and Gas Corporation is soliciting your proxy for the 2003 Annual Meeting of Stockholders and any adjournments or postponements thereof. The meeting will be held at 9:00 a.m. CDT on Tuesday, May 27, 2003, at the Park Cities Hilton, Dallas, Texas. This Proxy Statement and card are initially being provided to stockholders on or about April 24, 2003.

Q: WHAT AM I VOTING ON?
A: The election of seven directors who will constitute the Company's Board of Directors.

Q. WHO IS ENTITLED TO VOTE?
A: Stockholders as of the close of business on April 16, 2003. Each share of common stock is entitled to one vote. As of April 16, 2003, there were 26,459,991 shares of Remington common stock outstanding.

Q: HOW DO I GIVE VOTING INSTRUCTIONS?
A: You may attend the meeting and vote and give instructions in person or by mail. Instructions are on the proxy card. The persons named on the proxy card will vote all properly executed proxies that are delivered pursuant to this solicitation and not subsequently revoked in accordance with the instructions given by you.

Q: MAY I CHANGE MY VOTE?
A: Yes, you may revoke your proxy by submitting a subsequent proxy or by written request received by the Company's secretary before the meeting. The Company's executive offices are located at 8201 Preston Road, Suite 600, Dallas, Texas 75225-6211. The telephone number is (214) 210-2650.

Q: HOW DO I VOTE IF I HOLD MY STOCK THROUGH A BROKER, BANK OR OTHER NOMINEE?
A: Only stockholders of record as of April 16, 2003, are entitled to vote. If you hold your shares through a broker, bank, or other nominee, you hold your shares in "street name." You most likely will receive a request for voting instructions from the record holder through whom you hold your shares. Follow the instructions in such a request in order for the record holder to follow your voting wishes.

Q: WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?
A: You will receive a proxy card for each account that you have. Please vote proxies for all accounts to ensure that all your shares are voted.

Q: WHAT CONSTITUTES A QUORUM?
A: A majority of the outstanding shares of the Company must be represented at the meeting, whether in person or by proxy, for there to be a quorum for the meeting. For purposes of determining the existence of a quorum so that business may be conducted at the meeting, abstentions are counted as are properly executed proxies which withhold voting authority on any matter. Abstentions for purposes of tabulating the vote have the same effect as a vote against the proposal as does a proxy withholding voting authority.

Q: WHO PAYS THE EXPENSE OF SOLICITING PROXIES?
A: The Company pays the cost of soliciting proxies. The officers or other employees of the Company may solicit proxies to have a larger representation at the meeting.

Q: ARE THERE ANY OTHER MATTERS WHICH MAY BE BROUGHT BEFORE THE MEETING?
A: The Board of Directors knows of no matters to be brought before the meeting other than the election of directors discussed in this Proxy Statement.

Q: DOES THE COMPANY HAVE A NOMINATING COMMITTEE CONSISTING OF ONLY INDEPENDENT DIRECTORS?
A: All five members of the Nominating and Corporate Governance Committee are independent.

Q: HOW IS THE COMPANY'S SLATE OF NOMINEES FOR DIRECTOR DETERMINED?
A: The Nominating and Corporate Governance Committee by a majority vote proposes a slate of directors to the full Board who must approve the slate by a majority vote in order for the slate to be presented at the Annual Meeting.

Q: WHY DOES THE SLATE OF DIRECTORS FOR THIS YEAR'S ANNUAL MEETING CONSIST OF ONLY SEVEN DIRECTORS?
A: Three current directors, David H. Hawk, James Arthur Lyle and Don D. Box are not standing for re-election. The new nominee for director is Robert P. Murphy, the Company's Chief Operating Officer.

Q: HOW MANY INDEPENDENT DIRECTORS ARE THERE ON REMINGTON'S BOARD OF DIRECTORS?
A: At present our Board consists of nine members. Six members are independent, one member is considered affiliated with a major stockholder, and two members are officers of the Company. If the proposed slate of directors is elected, the Board will consist of seven members, five of whom are independent, and two of whom are officers of the Company.

Q: WHAT BOARD COMMITTEES ARE THERE AND HOW ARE THEIR MEMBERS AND CHAIRMEN SELECTED?
A: There are currently four standing committees of the Board: Audit, Compensation, Nominating and Corporate Governance, and Executive. The members of these committees and their chairmen are selected by a vote of the Board. All members of the Audit, Nominating and Corporate Governance, and Compensation committees must be independent directors.

Q: DO YOU INTEND TO INCREASE THE SIZE OF THE BOARD OF DIRECTORS BACK TO NINE MEMBERS?
A: Under our By-laws, the Board may fill vacancies on the Board, or the Nominating and Corporate Governance Committee can propose a slate of directors that results in an increase in the size of the Board. Board size is an issue to be studied as the Board considers appropriate.

PROPOSAL

- PROPOSAL NO. 1     ELECTION OF A SLATE OF SEVEN DIRECTORS

- The Nominating and Corporate Governance Committee and the full Board unanimously nominated the following for election as directors:

- John E. Goble, Jr. (age 56, director since 1997)
- William E. Greenwood (age 64, director since 1997)
- Robert P. Murphy (age 44, new nominee)
- David E. Preng (age 56, director since 1997)
- Thomas W. Rollins (age 72, director since 1996)
- Alan C. Shapiro (age 57, director since 1994)
- James A. Watt (age 53, director since 1997)

- The nominees if elected will constitute the entire Board of Directors, and each has consented to serve until the Annual Meeting in the year 2004.

- The affirmative vote of a plurality of shares present and entitled to vote is required for the election of directors.

- The Board of Directors recommends a vote "For" the nominees listed in Proposal No. 1.

CORPORATE GOVERNANCE-
OUR DIRECTORS AND OFFICERS

The following information relates to the members of our Board of Directors or executive officers during 2002. Each current director holds office until the 2003 Annual Meeting or until his earlier resignation or removal. Each director re-elected at the 2003 Annual Meeting shall serve until the 2004 Annual Meeting or his earlier resignation or removal. Executive officers hold their respective offices at the pleasure of the Board of Directors.

CURRENT DIRECTORS WHO ARE STANDING FOR RE-ELECTION

JOHN E. GOBLE, JR., CPA Age: 56

Positions with us:
- Director since April 1997
- Member -- Audit Committee (Chairman)
- Member -- Nominating and Corporate Governance Committee

Employment:
- Byrd Investments -- Investment and financial advisor since 1986

Outside directorships:
- Miracle of Pentecost Foundation

Education:
- Bachelor of Business Administration -- Southern Methodist University

WILLIAM E. GREENWOOD   Age: 64

Positions with us:
- Director since April 1997
- Member -- Audit Committee
- Member -- Compensation Committee
- Member -- Nominating and Corporate Governance Committee

Employment:
- Consultant since 1995
- Director and Chief Operating Officer -- Burlington Northern Railroad Corporation from 1990 until 1994

Outside directorships:
- Transport Dynamics Inc. (Chairman)
- President -- Mendota Museum and Historical Society

Education:
- Bachelor of Science -- Marquette University

DAVID E. PRENG         Age: 56

Position with us:
- Director since April 1997
- Member -- Compensation Committee (Chairman)
- Member -- Nominating and Corporate Governance Committee (Chairman)

Employment:
- Chief Executive Officer and President since 1980 -- Preng and Associates, an international executive search firm specializing in the energy industry

CORPORATE GOVERNANCE-
OUR DIRECTORS AND OFFICERS - CONTINUED

Outside directorships:
- Director -- Community National Bank
- Fellow -- Institute of Directors

Education:
- Bachelor of Science in Business Administration -- Marquette University
- Master of Business Administration -- DePaul University

THOMAS W. ROLLINS      Age: 72

Positions with us:
- Director since July 1996
- Member -- Nominating and Corporate Governance Committee
- Member -- Executive Committee

Employment:
- Chief Executive Officer since 1985 -- Rollins Resources, a natural gas and oil consulting firm
- Previously held executive positions and/or directorships with Shell Oil Company, Pennzoil Company, Florida Gas Transmission Company, Pogo Producing Company, Magma Copper Company and Felmont Oil Corporation.

Outside directorships:
- Director -- Pheasant Ridge Winery
- Director -- The Teaching Company
- Director -- Nature Conservancy of Texas

Education:
- Geological Engineering Degree and Distinguished Graduate Medalist -- The Colorado School of Mines

ALAN C. SHAPIRO        Age: 57

Positions with us:
- Director since May 1994
- Member -- Audit Committee
- Member -- Nominating and Corporate Governance Committee

Employment:
- The Ivadelle and Theodore Johnson Professor of Banking and Finance in the Department of Finance and Business Economics, Marshall School of Business, University of Southern California, since 1992
- Previously Chairman of the Department of Finance and Business Economics, University of Southern California, 1993-1998
- Frequent consultant and expert witness to business and government

Publications:
- Multinational Financial Management, a best selling textbook used in MBA programs worldwide
- Numerous other books and articles

Education:
- Bachelor of Arts in Mathematics -- Rice University
- Ph.D. in Economics -- Carnegie Mellon University

CORPORATE GOVERNANCE-
OUR DIRECTORS AND OFFICERS - CONTINUED

JAMES A. WATT          Age: 53

Positions with us:
- Chief Executive Officer since February 1998
- President since March 1997
- Director since September 1997
- Member -- Executive Committee (Chairman)

Positions with our affiliates:
- CKB Petroleum, Inc.
  -- Director and President since January 1999
- CKB & Associates, Inc.
  -- Director and President since January 1999

Previous employment highlights:
- Vice President/Exploration -- Seagull E&P, Inc., 1993-1997
- Vice President/Exploration and Exploitation -- Nerco Oil & Gas, Inc.,
  1991-1993

Outside directorships:
- Director -- Suzuki Institute of Dallas

Education:
- Bachelor of Science in Physics -- Rensselaer Polytechnic Institute

CURRENT DIRECTORS WHO ARE NOT STANDING FOR RE-ELECTION

DON D. BOX              Age 52

Positions with us:
- Director since March 1991
- Executive Vice President since October 1997
- Chairman of the Board January 1994-October 1997
- Chief Executive Officer August 1996-October 1997
- President August 1996-March 1997

Positions with our affiliates:
- CKB Petroleum, Inc.
  -- Vice President since September 1997
  -- Director August 1982-September 1997
  -- President August 1982-September 1997
- CKB & Associates, Inc.
  -- Vice President since May 1981
  -- Director May 1981-September 1997

Outside directorships:
- Authoriszer, Inc.

Education:
- Bachelor of Arts -- University of Pennsylvania
- Bachelor of Science in Economics -- The Wharton School of the University of Pennsylvania
- Masters of Business Administration -- Southern Methodist University

CORPORATE GOVERNANCE-
OUR DIRECTORS AND OFFICERS - CONTINUED

DAVID H. HAWK          Age: 58

Positions with us:
- Director since September 1997
- Chairman of the Board since October 1997
- Member -- Executive Committee

Employment:
- J.R. Simplot Company -- Director, Energy Natural Resources since 1984
- Previously employed with Atlantic Richfield Company and Tenneco Inc. as an Exploration Geologist
- Prior executive positions with IGC Production Company, Sundance Oil Company and Horn Resources Corporation

Education:
- Bachelor of Science in Geology and Distinguished Graduate
  Medalist -- University of Idaho
- Master of Science in Geology -- University of Oklahoma

JAMES ARTHUR LYLE, CCIM        Age: 58

Current positions with us:

- Director since September 1997
- Member -- Compensation Committee

Employment:
- Owner -- James Arthur Lyle & Associates, Inc., a commercial, industrial and investment real estate firm, since 1976

Outside directorships:
- Director, Chief Operating Officer and President since 1984 -- Hueco Mountain Estates, Inc., a 10,500 acre multi-use real estate development located in El Paso County, Texas

Education:
- Bachelor of Science in Industrial Management -- Georgia Institute of
  Technology

NEW NOMINEE FOR DIRECTOR

ROBERT P. MURPHY       Age: 44

Positions with us:
- Chief Operating Officer since October 2000 and Senior Vice
  President/Exploration & Production since July 1999
- Vice President/Exploration, January 1998-June 1999

Previous employment:
- Director -- Cairn Energy USA, Inc., May 1996-November 1997
- Vice President -- Exploration -- Cairn Energy USA, March 1993-January 1998
- Exploration Geologist -- Cairn Energy USA, 1990-March 1993
- Exploration Geologist -- Enserch Exploration, 1984-1990

Education:
- Bachelor of Science in Geology -- The University of Texas at Austin
- Master of Science in Geosciences -- The University of Texas at Dallas

CORPORATE GOVERNANCE-
OUR DIRECTORS AND OFFICERS - CONTINUED

EXECUTIVE OFFICERS NOT ALSO SERVING AS DIRECTORS

STEVEN J. CRAIG        Age: 51

Positions with us:
- Senior Vice President/Planning and Administration since April 1997

Positions with our affiliates:
- CKB Petroleum, Inc.
  -- Director and Vice President since January 1999
  -- Vice President and Assistant Treasurer, March 1997-October 1997 -- Director, March 1997-August 1997
- CKB & Associates, Inc.
  -- Director and Vice President since January 1999
  -- Vice President and Assistant Treasurer, March 1997-October 1997 -- Director, March 1997-August 1997
- S-Sixteen Holding Company
  -- Vice President and Assistant Treasurer, March 1997-October 1997 -- Director, March 1997-August 1997

Education:
- Bachelor of Arts in Economics -- Southern Methodist University
- Master of Business Administration in Finance and Quantitative
  Analysis -- Southern Methodist University

J. BURKE ASHER         Age: 62

Positions with us:
- Vice President/Finance since December 1997
- Secretary since October 1996
- Chief Accounting Officer, September 1996-December 1997

Positions with our affiliates:
- CKB Petroleum, Inc.
  -- Treasurer and Assistant Secretary since March 1997
  -- Director, March 1997-April 1997
- CKB & Associates, Inc.
  -- Treasurer and Assistant Secretary since March 1997
  -- Director, March 1997-August 1997
- S-Sixteen Holding Company
  -- Treasurer and Assistant Secretary, March 1997-December 1998
  -- Director, March 1997-August 1997

Education:
- Bachelor of Science in Economics -- The Wharton School of the University of Pennsylvania

GREGORY B. COX         Age: 49

Positions with us:
- Vice President/Exploration since January 2002
- Exploration Manager since October 1997

CORPORATE GOVERNANCE-
OUR DIRECTORS AND OFFICERS - CONTINUED

Education:
- Bachelor of Science in Geology -- University of Texas at Arlington

EDWARD V. HOWARD, CPA  Age: 39

Positions with us:
- Vice President/Controller since March 1992
- Assistant Secretary since October 1997

Education:
- Bachelor of Business Administration -- West Texas State University

Except for Mr. Rollins' consulting practice, no director has a significant personal interest in the exploration, development or production of oil and gas. Mr. Rollins is required to abstain on matters in which there may be a conflict of interest between us and one of his clients.

LITIGATION INVOLVING DIRECTORS AND EXECUTIVE OFFICERS

We know of no reportable litigation involving the directors or executive officers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon our review of Forms 3, 4, and 5 received by us for 2002, all persons required by Section 16(a) of the Securities Exchange Act of 1934 ("the Act") to file such forms complied with Section 16(a) of the Act.

CORPORATE GOVERNANCE-
BOARD COMPENSATION AND COMMITTEES

COMPENSATION OF DIRECTORS

- Only non-employee directors are compensated for Board service

- Compensation includes:

  -- Annual retainer of $20,000

  -- $1,000 per Board meeting attended (Chairman of the Board receives extra
     $250 per Board meeting attended)

  -- Eligible for stock grant (see discussion of grant on page 22)

  -- Committee meeting fee of $750 per meeting attended by committee members or $1,000 for the committee chairman per meeting attended, if on a different day than a full Board meeting

  -- Directors are entitled to reimbursement of Company related out-of-pocket expenses

  -- We provide directors and officers insurance and indemnification to the full extent allowed by law

  -- All or part of a director's Board compensation may be received in Company stock in accordance with the Non-Employee Director Stock Purchase Plan

- There were five Board meetings in 2002

- All directors attended at least 75% of the meetings

- In 2002, non-employee directors were awarded non-qualified stock options with exercise prices of $17.15, exercisable 1/3 per year beginning one year after the date of grant, as follows:

  -- David H. Hawk -- 10,000 shares

  -- John E. Goble, Jr., David E. Preng, and Alan C. Shapiro -- 7,500 shares each

  -- William E. Greenwood, Thomas W. Rollins, and James Arthur Lyle -- 5,000 shares each

NON-EMPLOYEE DIRECTOR STOCK PURCHASE PLAN

- This plan was approved by our stockholders December 4, 1997

- Each non-employee director may, once a year, elect to receive all or part of his Board compensation in our common stock

- The number of shares received equals 150% of the cash amount of compensation divided by the closing market price of our common stock on the day the cash fees would be payable

- Shares received under this plan may not be transferred for one year after issuance

- Shares may be transferred earlier than one year in the case of a director's death, disability or departure from the Board

- During the restricted transfer period the director may vote the stock and receive any dividends

- The Board may terminate this plan at any time

- Shares received under plan for 2002:

  -- John E. Goble, Jr........  1,041 shares in lieu of $12,000 cash
  -- William E. Greenwood.....  2,560 shares in lieu of $29,500 cash
  -- James Arthur Lyle........  2,243 shares in lieu of $25,750 cash
  -- David E. Preng...........  2,266 shares in lieu of $26,000 cash
  -- Thomas W. Rollins........  692 shares in lieu of $ 8,000 cash
  -- Alan C. Shapiro..........  2,560 shares in lieu of $29,500 cash.

- BOARD COMMITTEES

- Audit Committee:

- Members are Mr. Goble, Mr. Greenwood, and Dr. Shapiro

- Met six times in 2002

- The Audit Committee and its functions are governed by an Audit Committee Charter adopted by our Board of Directors. The Audit Committee Charter is set forth on pages 14 through 19 of this Proxy Statement. The Audit Committee Report is included on page 13 in this Proxy Statement

- Compensation Committee:

- Members are Mr. Preng, Mr. Lyle, and Mr. Greenwood

- Met once in 2002

- Evaluates performance of executive officers and approves their compensation

- Approves compensation for other employees

- Administers the Company's long-term incentive compensation plans

- Oversight responsibility for Company's pension and 401(k) plans

- The Nominating and Corporate Governance Committee

- Members are Mr. Preng, Mr. Goble, Mr. Greenwood, Mr. Rollins, and Dr. Shapiro

- The Nominating and Corporate Governance Committee's primary purposes are to identify individuals qualified to become members of the Board of Directors, and to recommend a slate of directors to the Board of Directors for election at the Company's annual meeting or, if requested by the Board of Directors, recommend director candidates to fill a vacancy on the Board; to assist in the development of the Company's Corporate Governance Guidelines and the Company's Code of Business Conduct and Ethics

- Met twice in 2002

- Executive Committee:

- Members are Mr. Hawk, Mr. Watt, and Mr. Rollins

- Met once in 2002

- Has authority to perform in place of the Board of Directors except for matters relating to amending the Certificate of Incorporation, declaring dividends, adopting a merger agreement, recommending to the stockholders a sale or dissolution of the Company, removing or indemnifying directors, and amending the By-Laws

- From time to time, other committees of the Board of Directors may be established for special purposes.

INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of our Board of Directors has selected Ernst & Young LLP as our principal independent public accountants. Ernst & Young performed our audit for the fiscal year ended December 31, 2002. A representative of Ernst & Young is expected to be present at our Annual Meeting. The representative will have the opportunity to make a statement if so desired, and will be available to respond to appropriate questions.

On April 17, 2002, our Board of Directors, based on the recommendation of our Audit Committee, dismissed Arthur Andersen as our principal independent public accountants and selected Ernst & Young. Arthur Andersen had been our principal independent public accountants since 1996. There had been no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scopes or procedures during that period. Our principal independent public accountants' report on the financial statements for either of the past two years has not contained an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During our two most recent fiscal years prior to the engagement of Ernst & Young, we did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

FEES

For the fiscal year ended December 31, 2002, we incurred the following charges from Arthur Andersen in connection with their services:

Audit Fees -- $24,000 for various review procedures in connection with the financial statements for the year ended December 31, 2001. No such fees to Arthur Andersen were incurred pertaining to fiscal year ended December 31, 2002;

Financial Information Systems Design and Implementation Fees -- None

All Other Fees -- $20,625. This amount represents fees for work by Arthur Andersen relating to corporate taxes.

For the fiscal year ended December 31, 2002, we incurred the following charges from Ernst & Young in connection with their services:

Audit Fees -- $120,000. This amount represents the aggregate fees to Ernst & Young for the independent audit of our financial statements and review of our interim financial statements for fiscal year ended December 31, 2002;

Financial Information Systems Design and Implementation Fees -- None

All Other Fees -- $4,800. This amount represents fees for work by Ernst & Young relating to preparation of benefit plan annual reports.

AUDIT COMMITTEE REPORT

The Audit Committee, consisting solely of independent directors, submits the following report:

The Audit Committee of our Board of Directors consists of the three directors named below. Each member of the committee is an independent director as defined by the proposed New York Stock Exchange rules. In addition, our Board of Directors has determined that all three members are independent and Audit Committee Financial Experts as defined by Securities and Exchange Commission rules. This year, our Board of Directors approved a revision of our Audit Committee Charter. The revised charter, which contains among other things the Audit Committee's key practices, is set forth in full below. During 2002 the Committee met six times.

On April 17, 2002, the Company dismissed Arthur Andersen as its independent public accountants and engaged Ernst & Young LLP to serve as the Company's independent public accountants for fiscal year 2002 (see the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 24, 2002).

In discharging its oversight responsibility as to the audit process, the Committee obtained from Ernst & Young a formal written statement describing all relationships between Ernst & Young and the Company that might bear on Ernst & Young's independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees;" discussed with Ernst & Young any relationships that may affect their objectivity and independence, including the compatibility of non-audit services with Ernst & Young's independence; and satisfied itself as to Ernst & Young's independence. The Committee also discussed with management and Ernst & Young the quality and adequacy of the Company's internal controls.

The Committee discussed and reviewed with Ernst & Young all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and discussed and reviewed the results of Ernst & Young's examination of the financial statements, including quarterly unaudited financial statements.

The Committee reviewed the audited financial statements of the Company for the year ended December 31, 2002, with management and Ernst & Young.

Based on the above-mentioned review and discussions with management and Ernst & Young, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

John E. Goble, Jr.
Alan C. Shapiro
William E. Greenwood

AUDIT COMMITTEE CHARTER

PURPOSE AND RESPONSIBILITIES

The Audit Committee is a standing committee of the Board of Directors. Its purpose is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company, including assisting the Board of Directors oversight of (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the Company's Registered Public Accounting Firm's qualifications and independence, and (4) the performance of the Company's internal audit function and the Company's Registered Public Accounting Firm, and preparing the Audit Committee Report that the Securities and Exchange Commission rules require be included in the Company's annual proxy statement.

In carrying forth this purpose, the Audit Committee, as a committee of the Board of Directors shall be directly responsible for the appointment, compensation, and oversight of the work of the Company's Registered Public Accounting Firm retained for the purpose of preparing or issuing an audit report and related work. The Company's Registered Public Accounting Firm shall report directly to the Audit Committee. The Audit Committee shall have the sole authority to retain and terminate the Company's Registered Public Accounting Firm, and to approve all audit engagement fees and terms and all significant non-audit engagements with a Registered Public Accounting Firm. The Audit Committee may, but is not required to, seek the input of the Company's management as to such matters, provided that the Audit Committee's responsibilities are not delegated to management. No engagement by the Company of a Registered Public Accounting Firm in connection with an audit, quarterly reviews or other material non-audit related work shall be valid unless the engagement letter relating to such work has been executed by the Chairperson of the Audit Committee. As used throughout this Audit Committee Charter, the term "Registered Public Accounting Firm" shall have the meaning set forth in the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), and shall also mean independent public accountants until such time as independent public accountants used by the Company become Registered Public Accounting Firms as required under the Sarbanes-Oxley Act. Unless the context otherwise requires, as used in this Audit Committee Charter, the term "Registered Public Accounting Firm" shall refer to the Registered Public Accounting Firm retained for the purpose of preparing or issuing an audit opinion on the consolidated financial statements of the Company.

The Audit Committee shall have the ultimate power of determination regarding issues of the qualifications, performance and independence of the Company's Registered Public Accounting Firm and shall prepare the Audit Committee Report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement.

The Audit Committee shall establish a P.O. Box or address independent of the Company in order to receive communications addressed to the Audit Committee. This address shall be published in the Company's Proxy Statement and posted on its website.

ORGANIZATION

- Appointment and Term. The members of the Audit Committee shall be appointed annually by the vote of the majority of the Board of Directors. The Board of Directors, by majority vote, may remove any member of the Audit Committee. Except for the prior resignation or removal, each member of the Audit Committee shall serve on the Audit Committee until his or her term of office as a director of the Company expires.

- Composition. The Audit Committee shall be composed of three Independent Directors.

- Eligibility. Only Independent Directors who receive only director fees and expense reimbursement from the Company as compensation may be members of the Audit Committee and only members of the

Audit Committee may vote on matters before the Audit Committee. Decisions of the Audit Committee shall require the affirmative vote of a majority of members of the Audit Committee.

- Qualifications. All members of the Audit Committee must be financially literate, and the Chairperson of the Audit Committee shall have a background in financial reporting, accounting, auditing, or finance

- Audit Committee Financial Expert. The Audit Committee shall have an "Audit Committee Financial Expert" on the Committee and the Company shall disclose in its Annual Report on Form 10-K and its Proxy Statement for the Annual Meeting that there is an "Audit Committee Financial Expert" on the Audit Committee. The term "Audit Committee Financial Expert" shall have such meaning as promulgated under the regulations in accordance with the Sarbanes-Oxley Act. The "Audit Committee Financial Expert" must understand financial statements and GAAP; have the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; have experience preparing, auditing, analyzing or evaluating financial statements generally comparable to the Company's financial statements, or has experience supervising one or more persons engaged in such activities; understand internal controls and procedures for financial reporting; and understand audit committee functions.

- Independence. All members of the Audit Committee must be Independent (as defined in the Company's By-Laws).

- Appointment of a Chairperson. The Audit Committee shall recommend a Chairperson from among its members to the Board of Directors for approval. It is the responsibility of the Chairperson to schedule all meetings of the Audit Committee and provide the Audit Committee, other members of the Board, and the Company's Secretary with a written notice and written agenda for all meetings.

- Meetings. The Audit Committee shall meet at least four times per year or more frequently as circumstances require. The Audit Committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.

- Reporting and Minutes. The Audit Committee shall report to the entire Board of Directors and shall provide all notices and minutes of meetings of the Audit Committee to the Board of Directors. All notices, agendas, and minutes of meetings shall be provided to the Company's management in order for payment of any applicable meeting fees and expenses to be made.

- Power to retain Advisors. The Audit Committee is authorized and empowered to retain such independent advisors, including counsel that the Audit Committee may deem necessary in order to carry out its responsibilities. No engagement shall be a valid act of the committee and no compensation for the services of such advisors shall be paid by the Company unless, prior to such engagement, the Company Secretary was advised of the decision to engage the advisor, a preliminary budget for the engagement of the advisor was submitted to the Company Secretary, the identity of the advisor was made known to the Company Secretary so that conflicts could be checked and independence verified, and the Company Secretary was provided an undertaking by the committee chairperson that any and all letters, reports, and studies prepared by the advisor will be made known and made available to the Company's Board of Directors as a whole.

- Procedures.  The Audit Committee shall establish procedures for:

  -- the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters.

  -- the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

  -- the receipt, retention, and treatment of submissions by attorneys regarding possible violations of securities laws.

- Review of Charter. The Audit Committee shall at least on an annual basis review and update its charter and recommend any changes to the Board of Directors for approval.

- Annual Performance Review. The Audit Committee shall perform an annual performance evaluation of the Audit Committee in accordance with the Company's By-Laws.

OUTSIDE AUDITORS

- At least annually, the Audit Committee shall obtain a report by the Company's Registered Public Accounting Firm responsible for the Company's audit and audit related work which describes:

  -- the Registered Public Accounting Firm's internal quality control procedures,

  -- any material issues raised by the most recent internal quality control review of the Registered Public Accounting Firm,

  -- any material issues raised by any inquiries or investigations by any governmental or quasi-governmental, professional authorities or the Public Company Accounting Oversight Board established pursuant to the Sarbanes-Oxley Act within the preceding five years, respecting one or more of the independent audits carried out by the Registered Public Accounting Firm, and any steps taken to deal with such issues, and

  -- all relationships between the Registered Public Accounting Firm and the Company, so that the Audit Committee may assess the Registered Public Accounting Firm's independence.

- This report from the Registered Public Accounting Firm shall be in addition to an on-going duty of the Registered Public Accounting Firm and the Audit Committee to engage in a continuing dialog regarding any matters, relationships or services that may affect the objectivity of the Registered Public Accounting Firm. In this regard the Audit Committee may require a statement from the Registered Public Accounting Firm on a basis more frequent than annually regarding all relationships between the Registered Public Accounting Firm and the Company. The Audit Committee shall take such action as is appropriate in response to the Registered Public Accounting Firm's report to satisfy itself as to the Firm's independence.

- The Audit Committee shall at least on an annual basis review and evaluate the performance of the Registered Public Accounting Firm's lead partner responsible for the Company's audit and see that such partner is rotated off the Company's audit at least as frequently (5 years) as required by the Sarbanes-Oxley Act. The Company's management and the personnel responsible for the Company's internal audit function should be consulted in relation to this review. The Audit Committee should also consider whether there should be a rotation on a regular basis of the Registered Public Accounting Firm responsible for the Company's audit.

- The Audit Committee should present its conclusions regarding the independence of the Registered Public Accounting Firm to the Board of Directors.

OVERSIGHT RESPONSIBILITIES

- The Audit Committee shall discuss the Company's annual audited financial statements and quarterly financial statements with management and the Registered Public Accounting Firm including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations." The Audit Committee should also review and discuss Company earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies.

- The Audit Committee shall discuss policies with respect to risk assessment and risk management, and should review and evaluate the effectiveness of the Company's process for assessing significant risks or exposures and the steps management has taken to minimize such risks to the Company.

- The Audit Committee should consider and review with management and the Registered Public Accounting Firm:

  -- the effectiveness of or weaknesses in the Company's internal controls including the Company's internal audit function, computerized information system controls and security, the overall control environment, and accounting and financial controls.

  -- any related significant findings and recommendations of the Registered
     Public Accounting Firm together with management's responses thereto, including the timetable for implementation of recommendations to correct weaknesses in internal controls.

- The Audit Committee shall review with the Registered Public Accounting Firm the coordination of audit efforts to assure completeness of coverage of key business controls and risk areas, reduction of redundant efforts, and the effective use of audit resources.

- The Audit Committee shall discuss with management and the Company's Registered Public Accounting Firm the status and adequacy of management information systems and other information technology, including the significant risks related thereto and major controls over such activities.

- The Audit Committee shall set clear hiring guidelines for employees or former employees of the Company's Registered Public Accounting Firm.

- The Audit Committee shall report regularly to the Board of Directors. In doing so, the Audit Committee should review with the full Board of Directors any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's Registered Public Accounting Firm and the performance of the Company's internal audit function.

FINANCIAL REPORTING

- Although it is not the responsibility of the Audit Committee to prepare the Company's financial statements and disclosures, the Audit Committee must review:

  -- major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies;

  -- analyses prepared by the Company's management and or the Registered Public
     Accounting Firm setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including analyses of the effects of alternative GAAP methods on financial statements; and

  -- the effect of regulatory accounting initiatives, as well as any off-balance sheet structures, on the Company's financial statements.

- The Audit Committee shall regularly review with the Company's Registered Public Accounting Firm any audit problems or difficulties encountered in the course of the audit work and the response of the Company's management to such problems or difficulties. Such regular review shall include any restrictions on the scope of the Registered Public Accounting Firm's activities or requested information, and any significant disagreement with management. To that end, the Audit Committee should review and discuss the following items with the Registered Public Accounting Firm:

  -- any accounting adjustments that were noted or proposed by the Registered
     Public Accounting Firm but were "passed" (as immaterial or otherwise);

  -- any communications between the Registered Public Accounting Firm's audit team and the Registered Public Accounting Firm's national office respecting auditing or accounting issues presented by the engagement;

  -- any "management" or "internal control" letter issued, or proposed to be issued, by the Registered Public Accounting Firm to the Company; and

  -- the responsibilities, budget and staffing of the Company's internal audit function.

- The Audit Committee shall review the Company's filings with the Securities and Exchange Commission and other agencies and other published documents containing the Company's financial statements, including annual and interim reports, press releases and statutory filings, and consider whether the information contained in these documents is consistent with the information contained in the Company's financial statements.

- The Audit Committee shall review with management and the Company's Registered Public Accounting Firm at the completion of the annual examination:

  -- the Company's annual financial statements and related footnotes.

  -- the Registered Public Accounting Firm's audit of the financial statements and their report thereon.

  -- any significant changes required in the Registered Public Accounting Firm's audit plan.

  -- any serious difficulties or disputes with management encountered during the course of the audit.

  -- the existence of significant estimates and judgments underlying the financial statements, including the rationale behind those estimates as well as the details on material accruals and reserves.

  -- other matters related to the conduct of the audit which are to be communicated to the Audit Committee under generally accepted auditing standards or applicable standards established by the Public Company Accounting Oversight Board.

  -- review and approve the Company's accounting principles.

- The Audit Committee shall review with management and the Registered Public Accounting Firm at the completion of the quarterly review and the annual audit prior to the filing of the Forms 10-Q and 10-K, respectively, the matters set forth above and other matters contained within Statement of Auditing Standards 61, including, but not limited to, significant adjustments, management judgments and accountant estimates, significant new accounting policies and disagreements with management and as such standards as may be promulgated by the Public Company Accounting Oversight Board.

AUDIT COMMITTEE REPORT

- In connection with the annual audit of the Company's financial statements and the Audit Committee's discussions with the Company's Registered Public Accounting Firm and the Company's management, the Audit Committee shall provide a report in the Company's proxy statement, no less frequently than required by the rules and regulations of the Securities and Exchange Commission, stating whether the Audit Committee has reviewed and discussed the audited financial statements with management, whether the Audit Committee has discussed with the Registered Public Accounting Firm the matters required to be discussed pursuant to Statement of Auditing Standards 61 and any other applicable standards and whether the Audit Committee has received the written disclosures and the letter from the Registered Public Accounting Firm required by Independence Standards Board Standard No. 1 and has discussed with the Registered Public Accounting Firm its independence.

COMPLIANCE WITH LAWS AND REGULATIONS

- The Audit Committee shall ascertain whether the Company has an effective process for determining risks and exposures from asserted and unasserted litigation and claims and from noncompliance with laws and regulations.

- The Audit Committee shall review with the Company's general counsel and others any legal, tax, or regulatory matters that may have a material impact on Company operations and the financial statements, related Company compliance policies, and programs and reports received from regulators.

COMPLIANCE WITH CODES OF ETHICAL CONDUCT

- The Audit Committee shall review and assess the Company's processes for administering those sections of the Company's Corporate Governance Guidelines and the Company's Code of Business Conduct and Ethics which relate to matters within the purview of the Audit Committee Charter.

- The Audit Committee shall review with the Registered Public Accounting Firm the results of the Registered Public Accounting Firm's review of the Company's monitoring of compliance with the Company's Corporate Governance Guidelines and the Company's Code of Business Conduct and Ethics, including compliance with the Foreign Corrupt Practices Act.

- The Audit Committee shall review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the Registered Public Accounting Firm.

EXECUTIVE COMPENSATION

The following table summarizes the compensation paid by the Company during 2002, 2001, and 2000 to the Company's Chief Executive Officer and its four most highly compensated executive officers, other than the Chief Executive Officer, whose total annual salary and bonus in 2002 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM COMPENSATION
                                                                              --------------------------------------
                                                  ANNUAL COMPENSATION                      SECURITIES
                                            -------------------------------   RESTRICTED   UNDERLYING
                                                               OTHER ANNUAL     STOCK       OPTIONS/     ALL OTHER
NAME AND                           FISCAL   SALARY     BONUS   COMPENSATION     AWARDS       SAR'S      COMPENSATION
PRINCIPAL POSITION                  YEAR      ($)       ($)       ($)(1)         ($)          (#)          ($)(4)
------------------                 ------   -------   -------  ------------   ----------   ----------   ------------
James A. Watt....................   2002    360,000   252,000        --             --(2)    35,000        1,242
  Chief Executive                   2001    320,004   405,000        --        768,351(3)    35,000        1,242
  Officer and President             2000    282,501   296,000        --             --      123,000        1,242
Robert P. Murphy.................   2002    275,004   159,000        --             --       32,000          540
  Chief Operating Officer and       2001    225,000   200,000        --        517,164(3)    25,000          480
  Senior Vice President/            2000    187,506   140,000        --             --       66,000          390
  Exploration and Production
Gregory B. Cox...................   2002    167,004    57,000        --             --       20,000          511
  Vice President/                   2001    147,000    45,000        --        372,351(3)    15,000          439
  Exploration                       2000    132,300    43,000        --             --       45,000          387
Steven J. Craig..................   2002    165,000    41,000        --             --       18,000          773
  Senior Vice President/            2001    125,808    46,000        --        338,964(3)    12,000          364
  Planning and Administration       2000    121,008    29,000        --             --       39,000          346
J. Burke Asher...................   2002    150,000    37,000        --             --       17,500        1,980
  Vice President/Finance            2001    119,600    44,000        --        322,703(3)    11,500        1,505
  and Secretary                     2000    115,008    27,600        --             --       37,000          928

---------------

(1) No amount is included, as it is less than 10% of the total salary and bonus of the individual for the year.

(2) Effective March 17, 1997, in connection with his initial employment agreement, Mr. Watt was awarded 15,000 restricted shares of common stock, which vested and became unrestricted 20% per year from the effective date.

(3) On January 24, 2001, contingent grants of common stock became effective as follows: Mr. Watt 62,089 shares; Mr. Murphy 41,791 shares; Mr. Cox 30,089 shares; Mr. Craig 27,391 shares; and Mr. Asher 26,077 shares. The closing price of our common stock on that date was $12.375 per share. For Mr. Cox, the shares vest 50% on June 17, 2002, and 25% each on June 17, 2003 and 2004. For the other officers, the shares vest 20% annually beginning January 17, 2002. Except in the event of death, long-term disability, or change of control, the officers will forfeit unvested shares if their employment with us terminates prior to the vesting dates. As of December 31, 2002, Mr. Watt held 37,254 shares of unvested stock with an aggregate market value of $611,338; Mr. Murphy held 25,075 shares of unvested stock with an aggregate market value of $411,481; Mr. Cox held 15,045 shares of unvested stock with an aggregate market value of $246,888; Mr. Craig held 16,435 shares of unvested stock with an aggregate market value of $269,698; and Mr. Asher held 15,647 shares of unvested stock with an aggregate market value of $256,767. These unvested shares will not actually be issued until the vesting period has been fulfilled by the officer. The value of the unvested stock as of December 31, 2002, is based on the closing price of our common stock on that date, which was $16.41 per share. Dividends, if any, paid by us will not be paid on the unvested shares.

(4) These amounts are for group term life insurance premiums paid by the Company.

See "Change in Control Arrangements and Employment Contracts" below.

STOCK OPTION PLANS

We have stock option plans for our employees and directors because we believe these options act as both an incentive and a reward for the long-term growth of our Company. The core of our stock option program is the 1997 stock option plan. Both directors and employees are eligible for options under this plan. Significant attributes of the 1997 plan include the following:

- Approved by the stockholders.

- Administered by the Compensation Committee of our Board of Directors.

- Subject to adjustments, up to 3,750,000 shares of our common stock may be issued under the plan.

- Up to 25% of issuable shares may be issued to any single individual.

- Both qualified incentive and non-qualified options may be issued.

- No options may be granted after December 4, 2007.

The importance of whether an option is granted as a qualified incentive option or a non-qualified option is mainly tax driven. If an option is an incentive option, the exercise price can be no less than the fair market value on the date of grant. Additional details concerning the 1997 stock option plan are contained in the plan itself. For a copy of the plan, call Investor Relations at (214) 210-2650.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                         INDIVIDUAL GRANTS
                                         --------------------------------------------------
                                         NUMBER OF     PERCENT OF
                                         SECURITIES   TOTAL OPTIONS
                                         UNDERLYING    GRANTED TO     EXERCISE                GRANT DATE
                                          OPTIONS     EMPLOYEES IN     PRICE     EXPIRATION    PRESENT
NAME                                      GRANTED      FISCAL YEAR    $/SHARE       DATE      VALUE $(1)
----                                     ----------   -------------   --------   ----------   ----------
James A. Watt..........................    35,000          11%         17.15      12/17/12     440,640
Robert P. Murphy.......................    32,000          10%         17.15      12/17/12     402,870
Gregory B. Cox.........................    20,000           6%         17.15      12/17/12     251,794
Steven J. Craig........................    18,000           6%         17.15      12/17/12     226,615
J. Burke Asher.........................    17,500           5%         17.15      12/17/12     220,320

---------------

(1) We determined these values using the Black-Scholes option pricing model with the following assumptions: stock price volatility of 61.61%; interest rate based on the yield to maturity of a 10-year Treasury security; exercise in the tenth year; and a dividend rate of zero. We made no adjustments for nontransferability or risk of forfeiture. Our use of this model does not constitute an endorsement or an acknowledgment that such model can accurately determine the value of options. No assurance can be given that the actual value, if any, realized by an executive upon the exercise of these options will approximate the estimated values calculated by using the Black-Scholes model.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                            NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                 NUMBER OF                 UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                                  SHARES       VALUE     OPTIONS AT FISCAL YEAR-END      FISCAL YEAR-END ($)(2)
                                ACQUIRED ON   REALIZED   ---------------------------   ---------------------------
NAME                             EXERCISE      ($)(1)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                            -----------   --------   -----------   -------------   -----------   -------------
James A. Watt.................     49,099     603,580      308,197        99,333        3,633,763       544,493
Robert P. Murphy..............     33,588     495,251      137,742        70,666        1,514,724       296,686
Gregory B. Cox................         --          --       73,666        45,000          809,762       200,800
Steven J. Craig...............     56,402     563,653       23,597        21,000          248,450       173,300
J. Burke Asher................     32,151     494,442       54,499        37,500          550,277       164,493

---------------

(1) Computed as the number of securities multiplied by the difference between the option exercise price and the mean of the high and low price of our common stock on the date of exercise.

(2) Computed as the number of securities multiplied by the difference between the option exercise prices and the closing price of our common stock on December 31, 2002.

CONTINGENT STOCK GRANTS

In 1999, the Board of Directors approved contingent awards of stock to employees and directors totaling 679,937 shares of our common stock. The number of shares awarded to each employee and director was based on the employee's annual base salary as of June 17,1999, or in the case of non-employee directors, $100,000, divided by $4.19, which was the closing stock price on June 17, 1999. In order for the grant to become effective, our stock had to close above a trigger price of $10.42 for 20 consecutive trading days within 5 years of the grant date. This trigger was achieved on January 24, 2001. Recipients of the grant must remain an employee or a director during the vesting schedules in order to receive the shares. Employees and directors individually elected one of two vesting periods. The first vesting schedule has 50% percent of the grant vesting on June 17, 2002, with an additional 25% vesting on June 17, 2003, and the final 25% vesting on June 17, 2004. 264,863 shares are subject to this vesting schedule. The second vesting option has 20% of the grant vesting on January 17, 2002, with an additional 20% vesting on each successive January 17 through 2006. 395,090 shares are subject to the second vesting schedule. While 679,937 shares of restricted stock were granted in 1999, as of April 15, 2003, 659,953 shares are subject to the grant because a director voluntarily surrendered 23,880 shares, a new employee was granted 6,535 shares, and an employee terminated, forfeiting 2,639 shares. The number of shares subject to the grant may decrease to the degree that participants fail to remain with us during the vesting period. In the event of a participant's death while employed or serving as a director with us, or reaching the retirement age of 65 or receiving long term disability benefits while employed with us, a grant becomes 100% vested. In addition, the grants can become 100% vested upon a change of control.

PENSION PLANS

Our defined benefit pension plans provide retirement and other benefits to eligible employees upon reaching the "normal retirement age," which is age 65 or after 3 years of service (5 years if employment terminated prior to January 1, 2001), if later. Directors who are not also employees of the Company are not eligible to participate in the plans. Employees are eligible to participate on January 1 following the completion of six months of service or the attainment of age 20 1/2, if later. Additional provisions are made for early or late retirement, disability retirement and benefits to surviving spouses. At normal retirement age, an eligible employee will receive a monthly retirement income equal to 35% of his or her average monthly compensation during the three consecutive calendar years in the prior 10 years which provide the highest average compensation, plus 0.65% of such average compensation in excess of the amount shown in the Social Security Covered Compensation Table (as published annually by the Internal Revenue Service) multiplied by his or her years of service, limited to 35 years. If an employee terminates employment (other than by death or disability) before completion of three years of service (five years if employment terminated prior to January 1, 2001), no benefits are payable. If an employee terminates employment after three years of service (five years if employment terminated prior to January 1, 2001), the employee is entitled to all accrued benefits. The following table illustrates the annual pension for plan participants that retire at "normal retirement age" in 2002:

                               PENSION PLAN TABLE

                                                   YEARS OF SERVICE(1)(3)(4)
AVERAGE                                   --------------------------------------------
COMPENSATION(1)(2)                          15       20       25       30        35
------------------                        ------   ------   ------   -------   -------
($)                                        ($)      ($)      ($)       ($)       ($)
125,000.................................  52,135   54,930   57,725    60,520    63,315
150,000.................................  63,323   66,930   70,538    74,145    77,753
175,000.................................  74,510   78,930   83,350    87,770    92,190
200,000.................................  85,698   90,930   96,163   101,395   106,628
225,000.................................  85,698   90,930   96,163   101,395   106,628
250,000.................................  85,698   90,930   96,163   101,395   106,628
300,000.................................  85,698   90,930   96,163   101,395   106,628
400,000.................................  85,698   90,930   96,163   101,395   106,628
450,000.................................  85,698   90,930   96,163   101,395   106,628
500,000.................................  85,698   90,930   96,163   101,395   106,628

---------------

(1) As of December 31, 2002, the Internal Revenue Code does not allow qualified plan compensation to exceed $200,000 or the benefit payable annually to exceed $160,000. The Internal Revenue Service will adjust these limitations for inflation in future years. When the limitations are raised, the compensation considered and the benefits payable under the pension plans will increase to the level of the new limitations or the amount otherwise payable under the pension plans, whichever amount is lower.

(2) Subject to the above limitations, compensation in this table is generally equal to all of a participant's cash compensation paid in a fiscal year (the total of Salary, Bonus, and Other Annual Compensation in the Summary Compensation Table). Average compensation in this table is the average of a plan participant's compensation during the highest three consecutive years out of the prior 10 years.

(3) The estimated credited service at December 31, 2002, for the executive officers shown in the Summary Compensation Table on page 20 is as follows:
    James A. Watt (6 years), Robert P. Murphy (5 years), Steven J. Craig (8 years), J. Burke Asher (6 years), and Gregory B. Cox (5 years).

(4) The normal form of payment is a life annuity for a single participant or a 50% joint and survivor annuity for a married participant. Such benefits are not subject to a deduction for Social Security or other offset amounts.

CHANGE IN CONTROL ARRANGEMENTS AND
EMPLOYMENT CONTRACTS

All of our full-time regular employees are covered by a severance plan that we adopted in 1997. Under this plan, if an employee is involuntarily terminated, as that term is defined in the plan, the employee will be entitled to a payment of between two months base pay and eighteen months base pay depending on the employee's job and years of service. If an employee voluntarily quits, is terminated for cause as defined in the plan, dies, leaves due to a disability for which benefits are payable, or the termination is expected to be of short duration, the employee is not eligible for payment under the plan. In addition, under certain circumstances, a change in control could cause immediate vesting and triggering of stock options and contingent stock grants. As of December 31, 2002, if the contingent stock grants were vested by a change in control, it would result in the issuance of a maximum aggregate of 447,192 shares to directors and employees.

  Employment Agreements

We have employment agreements with James A. Watt, Robert P. Murphy, Gregory B. Cox, Steven J. Craig, and J. Burke Asher. The most significant terms of such agreements are summarized below:

        James A. Watt

        - Term of three years from January 31, 2000, subject to single year extensions by mutual agreement

        - Base salary of $270,000 a year, subject to discretionary increases

        - Eligible to receive discretionary performance bonus (targeted at 70% of base salary)

        - If terminated prior to a change in control, without cause, he receives his salary plus a pro rata bonus

        - He receives 2.99 times the sum of his base salary plus his target bonus if he is terminated within 24 months of a change in control, other than for death, disability or cause, or he leaves for good reason within the 24 month period

        Robert P. Murphy

        - Term of three years from September 30, 1999, subject to single year extensions by mutual agreement

        - Base salary of $175,000 a year, subject to discretionary increases

        - Eligible to receive discretionary performance bonus (targeted at 50% of base salary)

        - If terminated prior to a change in control, without cause, he receives his salary plus a pro rata bonus

        - He receives 2.99 times the sum of his base salary plus his target bonus if he is terminated within twelve months of a change in control, other than for death, disability or cause, or he leaves for good reason within the twelve month period

        Gregory B. Cox

        - Term of two years from April 30, 2002, subject to one year extensions by mutual agreement

        - Base salary of $167,000, subject to discretionary increases

        - Eligible to receive discretionary performance bonus (targeted at 35% of base salary)

CHANGE IN CONTROL ARRANGEMENTS AND
EMPLOYMENT CONTRACTS - CONTINUED

        - If terminated prior to a change in control, without cause, he receives all accrued compensation and a pro rata bonus plus a severance payment in lieu of further compensation equal to 1 times his current base salary

        - He receives accrued compensation and a pro rata bonus and 2 times the sum of his base salary plus target bonus if he is terminated within twelve months of a change in control, other than for death, disability or cause, or he leaves for good reason within the twelve month period

        Steven J. Craig and J. Burke Asher

        - Term of two years from September 30, 1999, subject to single year extensions by mutual agreement

        - Base salary of $114,200 (Mr. Craig) and $109,200 (Mr. Asher), subject to discretionary increases

        - Eligible to receive discretionary performance bonus (targeted at 20% of base salary)

        - Severance payments similar to Robert Murphy's, except that Mr. Craig and Mr. Asher each receive 2 times the sum of his annual salary plus target bonus in connection with leaving employment within twelve months of a change in control

  COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

David E. Preng, William E. Greenwood, and James Arthur Lyle served on the compensation committee in 2002. No executive officer or employee serves on the compensation committee of the Board. None of our executive officers serves on the board of directors of any other entity that has an executive officer serving on our Board.

BOARD COMPENSATION COMMITTEE REPORT ON
EXECUTIVE COMPENSATION

We believe that employing and retaining highly qualified and high performing executive officers is vital to our achievement of long-term business goals. To this end, the Compensation Committee of the Board of Directors (the "Committee") developed an executive compensation program which is designed to attract and retain such officers.

The philosophy is to develop a systematic, competitive executive compensation program which recognizes an executive officer's position and responsibilities, takes into account competitive compensation levels payable within the industry by similarly sized companies, and reflects both individual and Company performance.

The executive compensation program developed by the Committee is composed of the following three elements: (i) a base salary, (ii) a performance-based annual cash incentive (short-term), and (iii) a stock- based incentive (long-term). Under this program, short-term and long-term incentives are "at risk" and are based on performance of the Company versus defined goals.

The Committee compiles data reflecting the compensation practices of a broad range of organizations in the oil and gas industry that are similar to us in size and performance. For both the base salary and annual cash incentives portions of executive compensation discussed below, the Committee adopted a philosophy of paying the executive officers at a level that is competitive and within the ranges reflected by the data compiled.

BASE SALARIES

Base salary is the portion of an executive officer's total compensation package which is payable for performing the specific duties and assuming the specific responsibilities defining the executive's position with the Company. The Committee's objective is to provide each executive officer a base salary that is competitive at the desired level.

ANNUAL CASH INCENTIVES

The Committee developed a performance-based annual cash incentive plan covering the executive officers and top managers. The objectives in designing the plan are to reward participants for accomplishing objectives which are generally measurable and increase shareholder value. Under the annual cash incentive plan, the Committee has established a "target" cash incentive award for each executive officer (including the Chief Executive Officer) that is payable based mostly upon the Company's achieving certain performance targets and, to a lesser extent, for achieving highly challenging individual performance objectives. The performance targets are increasing reserves and production; controlling finding, development, production, and general and administrative costs; and achieving an acceptable overall return on capital; all of which are competitive with a peer group of oil and gas companies. The Committee also determined that award levels under the plan should be fiscally prudent.

BOARD COMPENSATION COMMITTEE REPORT ON
EXECUTIVE COMPENSATION - CONTINUED

LONG-TERM STOCK-BASED INCENTIVES

We maintain a stock option plan for officers and other employees. The philosophy is to award stock options to selected plan participants based on their levels within the Company and upon individual merit. The plan is to grant stock options which are competitive within the industry for other individuals at the employee's level and which provide the employee a meaningful incentive to remain with the Company, to increase performance, and to focus on achieving long-term increases in shareholder value. Other factors the Committee considers in granting stock options include the employee's contributions toward achieving the Company's long-term objectives, such as reserve and production growth, as well as the employee's contributions in achieving the Company's short-term and long-term profitability targets.

COMPENSATION COMMITTEE

David E. Preng
William E. Greenwood
James Arthur Lyle

PERFORMANCE GRAPH

The following performance graph compares the performance of all classes of our common stock to the Nasdaq indices of United States companies and to a peer group comprising Nasdaq companies listed under the Standard Industrial Classification Codes 1310-1319 for the Company's last five fiscal years. Such industrial codes include companies engaged in the oil and gas business. The graph assumes that the value of an investment in our common stock and in each index was $100 at December 31, 1997, and that all dividends were reinvested.

                                    (GRAPH)

--------------------------------------------------------------------------------------------------
                       12/31/1997   12/31/1998   12/31/1999   12/31/2000   12/31/2001   12/31/2002
--------------------------------------------------------------------------------------------------
REMA(1)                  100.00        69.88        84.99       284.76       378.95       359.46
REMB(1)                  100.00        61.46        74.76       250.48       333.33       316.18
NASDAQ U.S.              100.00       141.00       261.50       157.40       124.90        86.30
NASDAQ O&G               100.00        48.60        50.20       104.30        78.10        77.50

(1) The last day of trading for REMA and REMB was December 24, 1998. Effective at the opening of trading on December 28, 1998, both former classes of stock were replaced by a new single class of voting common stock (REM). The values shown above as of December 31, 1998, 1999, 2000, 2001 and 2002 give effect to the 1.15:1 exchange ratio that the former holders of REMA received in the exchange for the new class of common stock, and the 1:1 exchange ratio that the former holders of REMB received in the exchange for the new class of common stock.

    Until December 24, 1998, our 2 classes of common stock were traded on the Nasdaq Stock Exchange under the symbols ROILA and ROILB. From December 28, 1998, through June 19, 2002, our single class of common stock traded on the Nasdaq Stock Exchange under the symbol ROIL. Since June 20, 2002, our common stock has traded on the New York Stock Exchange under the symbol REM. The designation REMA and REMB are used in the table above only to distinguish between the two classes of common stock that were outstanding on December 31, 1997.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  Ownership of Certain Beneficial Owners

As of April 15, 2003, the following persons held shares of the Company's common stock in amounts totaling more than 5% of the total shares of common stock outstanding. This information was furnished to us by such persons or statements filed with the Commission.

                                                           SHARES OF
NAME AND ADDRESS OF                                       COMMON STOCK         PERCENT OF
BENEFICIAL OWNER                                       BENEFICIALLY OWNED     COMMON STOCK
-------------------                                    ------------------     ------------
J.R. Simplot.........................................  5,477,928(1)              20.8%
999 Main Street
Boise, Idaho 83702(1)

---------------

(1) 2,785,028 shares are directly owned by JRS Properties III L.P. ("JRS Properties III"). The J.R. Simplot Self Declaration of Revocable Trust (the "Trust"), of which Mr. Simplot is the beneficiary and trustee, controls JRS Properties III. The Trust and a trust for the benefit of Mr. Simplot's spouse ("Mrs. Simplot's Trust"), which exercises no investment control, holds approximately 79.6% of the beneficial interest in the shares owned by JRS Properties III. 2,692,900 shares are directly owned by JRS Properties L.P. ("JRS Properties"). Of these shares, 950,000 are subject to variable share forward sale contracts. Further information regarding these forward sale contracts is disclosed in Forms 4 filed by Mr. Simplot. These Forms 4 are available through our website, www.remoil.net. The Trust controls JRS Properties. The Trust and Mrs. Simplot's Trust hold approximately 98.7% of the beneficial interest in the shares owned by JRS Properties.

  Ownership of Management

The number of shares of the Company's common stock beneficially owned as of April 15, 2003, by directors of the Company, each officer listed in the compensation table on page 20, and as a group comprising all directors and executive officers, are set forth in the following table. This information was furnished to the Company by such persons.

                                      SHARES OF          OPTIONS
                                     COMMON STOCK      EXERCISABLE                  PERCENT OF
                                     BENEFICIALLY   WITHIN 60 DAYS OF                 COMMON
NAME                                    OWNED        APRIL 15, 2003       TOTAL       STOCK
----                                 ------------   -----------------   ---------   ----------
J. Burke Asher.....................     18,397             66,833          85,230           *
Don D. Box.........................     73,947            191,667         265,614        1.0%
Gregory B. Cox.....................     48,546             40,120          88,666           *
Steven J. Craig....................     84,642             28,264         112,906           *
John E. Goble, Jr. ................     23,930             90,001         113,931           *
William E. Greenwood...............     23,615            116,667         140,282           *
David H. Hawk......................      2,606                 --           2,606           *
James Arthur Lyle..................     13,403            116,667         130,070           *
Robert P. Murphy...................     34,719            156,742         191,461           *
David E. Preng.....................     57,763            126,667         184,430           *
Thomas W. Rollins..................     21,155             91,667         112,822           *
Alan C. Shapiro....................     48,617            116,667         165,284           *
James A. Watt......................    108,988            349,197         458,185        1.7%
All directors and executive
  officers as a group (14
  persons).........................    588,074          1,512,991       2,101,065        7.5%

---------------

* Less than one percent of the outstanding shares.

The following table presents information about our equity compensation plans at December 31, 2002:

                                  NUMBER OF SECURITIES
                                      TO BE ISSUED         WEIGHTED AVERAGE
                                    UPON EXERCISE OF      EXERCISE PRICE OF     NUMBER OF SECURITIES
                                  OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,   REMAINING AVAILABLE
                                  WARRANTS AND RIGHTS    WARRANTS AND RIGHTS    FOR FUTURE ISSUANCE
                                  --------------------   --------------------   --------------------
PLAN CATEGORY                             (A)                    (B)                    (C)
-------------                     --------------------   --------------------   --------------------
Equity compensation plans
  approved by stockholders......       2,552,219                $8.68                 544,235
Equity compensation plans not
  approved by stockholders......         447,192                $0.00                       0
                                       ---------                -----                 -------
Total...........................       2,999,411                $7.39                 544,235
                                       =========                =====                 =======

The information above regarding equity compensation plans not approved by the stockholders includes contingent one-time stock grants made in 1999 to all employees and directors, which include the following significant attributes:

- Shares awarded based on annual base salary as of June 17, 1999, or in the case of non-employee directors $100,000, divided by $4.19 (the closing price on June 17, 1999).

- In order for the grants to become effective, our common stock had to close at or above $10.42 per share for 20 consecutive trading days within 5 years of the grant date (the "trigger event").

- The trigger event was achieved on January 24, 2001.

- 686,472 shares were awarded. As of December 31, 2002, 212,761 shares have vested, and 26,519 shares have been forfeited. Of the remaining 447,192 shares, 131,117 shares vest 50% on June 17, 2003, and 50% on June 17, 2004; and 316,075 shares vest 25% on each successive January 17 beginning January 17, 2003.

- Each employee and director must remain an employee or director during his/her respective vesting schedule in order to receive the shares.

- In the event of death, long-term disability, change of control, or reaching the retirement age of 65, the shares will fully vest.

CERTAIN RELATIONSHIPS AND RELATED
TRANSACTIONS

A resolution adopted in 1992 by our Board of Directors authorizes us to enter into a transaction with an affiliate of ours so long as the Board of Directors determines that such a transaction is fair and reasonable to us and is on terms no less favorable to us than can be obtained from an unaffiliated party in an arms' length transaction.

We acquired a long-term receivable under a Collateral Assignment Split Dollar Insurance Agreement between CKB Petroleum, Inc. and Don D. Box in a merger in 1998. The amount due CKB Petroleum from Don D. Box under the Collateral Assignment Split Dollar Insurance Agreement was $140,000 on December 31, 2002, and $135,000 on December 31, 2001.

                        PLEASE DATE, SIGN AND MAIL YOUR
                     PROXY CARD BACK AS SOON AS POSSIBLE!

                        ANNUAL MEETING OF STOCKHOLDERS
                       REMINGTON OIL AND GAS CORPORATION

                                  May 27, 2003



              o PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED o


------------------------------------------------------------------------------------------------------------------------------------
    PLEASE MARK YOUR
    VOTES AS INDICATED
[X] IN THIS EXAMPLE.


                  FOR        WITHHELD
1. Election of                                NOMINEES: John E. Goble, Jr.,     2. In their discretion, the
   Directors.     [ ]          [ ]                      William E. Greenwood,      proxies are authorized
                                                        Robert P. Murphy,          to vote upon such other
For, except vote withheld from the following            David E. Preng,            business as may properly
Nominee(s).                                             Thomas W. Rollins,         come before the meeting.
                                                        Alan C. Shapiro and
--------------------------------------------            James A. Watt

--------------------------------------------

--------------------------------------------


Signature(s)                                                                                     Date:                       2003
            ------------------------------------------------- ----------------------------------        -------------------,
NOTE:  Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

                       REMINGTON OIL AND GAS CORPORATION
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

         The undersigned hereby appoints Steven J. Craig and J. Burke Asher, or either of them, proxies with the full power of substitution, to vote as set forth herein all shares of common stock of Remington Oil and Gas Corporation (the "Company") held of record by the undersigned as of April 16, 2003, at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), to be held on May 27, 2003 at 9:00 a.m. central daylight time, and any adjournments or postponements thereof, hereby revoking any proxies heretofore given.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

         You are encouraged to specify your choices by marking the appropriate box. SEE REVERSE SIDE, but you need not mark any box if you wish to vote in accordance with the Board of Directors recommendations. The Proxies cannot vote your shares unless you sign and return this card.

                       (TO BE SIGNED ON THE REVERSE SIDE)